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博彩中介合同
Gaming Promotion Agreement

本合同於2010年___月___日由**威尼斯人澳門股份有限公司** (以下稱爲 "威尼斯人") 及**君皇博彩中介業務有限公司**，在澳門註冊/登記之地址爲其主要業務位於澳門氹仔潮州街53號匯景花園第一座14樓B座(以下稱爲 "博彩中介人") 共同訂立合同如下：

This Agreement, made this 9th day of December of 2010, is entered by and between **VENETIAN MACAU S.A.**, (hereinafter "VML"), and **SOCIEDADE DE PROMOÇÃO DE JOGOS IMPERADOR, LIMITADA**, a Macau registered company with its business at Rua de Chiu Chau, n° 53, Edifício Wui Keng Garden, Torre I, 14° andar B, Taipa, Macau (hereinafter "Gaming Promoter").

1. 博彩中介人之責任
1. Duties of Gaming Promoter

博彩中介人同意任職爲威尼斯人的獨立承包商，其主要責任爲將適合有關標準之博彩者指引至威尼斯人。博彩者之標準（如投注水平、現金存款、信貸價值等） 均由威尼斯人決定，而威尼斯人有權自行決定以任何理由接受或拒絕博彩中介人引介之博彩者。博彩中介人作爲獨立承包商將會使用其最大的努力爲在指定地區積極地向現有和有潛力之博彩者推廣威尼斯人，包括向其博彩者介紹威尼斯人所提供之服務及設施，並通知其博彩者有關威尼斯人全年所舉辦的各類活動、文娛節目和特殊項目等。

Gaming Promoter agrees to serve as an independent contractor for VML with the primary responsibility of directing gaming patrons who meet various criteria to VML. The gaming patron criteria (level of play, cash deposit, credit worthiness, etc.) will be determined by VML and VML shall have the right to accept or reject patrons recommended by the Gaming Promoter for any reason, in VML's sole discretion. As an independent contractor, Gaming Promoter will use its best efforts to actively promote VML to existing and potential patrons in the designated geographical area assigned to the Gaming Promoter, and shall acquaint such persons with the services and amenities VML has to offer, and inform such persons of the various activities, entertainment, and special events offered by VML throughout the year.

博彩中介人在此進一步同意，承諾及保證如下：
Gaming Promoter further agrees, represents and warrants:

A. 此合同有效期內博彩中介人不得在未經事前通知威尼斯人之情況下擔任其他任何澳門娛樂場之單獨代理或代表。此外，博彩中介人有責任通知威尼斯人有否已與其他澳門娛樂場或酒店建立了代理或代表關係。

A. Not to serve as a gaming promoter, independent agent or representative for any other casinos in Macau during the term of this Agreement, without prior notice to VML. In addition, Gaming Promoter shall disclose to VML any existing representative or agency relationship with any other hotel or casinos in Macau.

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B. 除註冊的主要博彩中介人僱員或合作人以外，博彩中介人不得使用其他獨立代理人或代表來履行本合同之職責。

B. Not to use the services of any other independent agent or representative to fulfill the obligations under this Agreement, except for registered primary employees or agents.

C. 必須接受澳門博彩監察協調局之管轄和遵守澳門特別行政區之法律及博彩監察協調局之法例監管。

C. To submit to the jurisdiction of the Macau Gaming Inspection and Coordination Bureau ("DICJ") and be bound by the laws of the Macau Special Administrative Region, and DICJ regulations..

D. 向博彩監察協調局申請成爲獨立博彩中介人的准照，以及須於本合同的整個生效期內，維持其准照之效力和於博彩監察協調局內之登記。

D. To submit for junket licensing with the DICJ as an independent Gaming Promoter, and shall throughout the term of this Agreement, maintain its license and registration with the DICJ as a Gaming Promoter.

E. 必須遵守所有適用的法律法規並不能從事任何對威尼斯人有害之行爲。

E. To act in accordance with all applicable laws and refrain from any activities that might be detrimental to VML.

F. 博彩中介人茲聲明就簽署此合同事宜上從未支付或從未答應支付及將不會支付任何金錢或其他代價物品或服務給予有關任何威尼斯人之董事、行政人員、僱員、代理人或其他代表；亦從未收到任何威尼斯人之董事、行政人員、僱員、代理人或其他代表對有關支付或同意支付之要求或請求。博彩中介人在此聲明明白任何上述支付或同意支付將會違犯威尼斯人所定下之堅定及不容移動的政策；以上聲明及承諾將構成威尼斯人同意進行簽署及履行此合同之重要理由及原因。

F. That it has neither paid, agreed to pay, nor will pay any sum or any other consideration to any director, officer, employee, agent, or other representative of VML in connection with this Agreement, nor has any such payment or agreement for payment been requested or solicited by any such director, officer, employee, agent or representative. Gaming Promoter hereby acknowledges that it understands that any such payment or agreement would violate VML's firm and undeviating policy, and that this representation and warranty constitutes a material inducement upon which VML is relying on entering into and performing this Agreement.

G. 所有關於威尼斯人商務及顧客之資料，包括但不限於所有博彩或酒店營運，有關數據、數字、計劃、預算、合約、客戶名單及會計程序應作出保密。博彩中介人需作永久保密及不可透露給第三者有關威尼斯人博彩顧客或酒店客人及商務資料。此條文將於此合同結束之後仍繼續生效。

G. That information regarding patrons and the business affairs of VML, including but not limited to all gaming or hotel operations, related data, figures, projections, estimates, agreements, customer lists, and accounting procedures shall be considered and kept as private and confidential. Gaming Promoter shall keep forever confidential and not divulge to any third persons any such gaming or hotel related information regarding the

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customers or business affairs of VML. This provision shall survive the termination of this Agreement.

H. 同意負責及賠償威尼斯人、其企業有關機構、僱員、行政人員、董事及代理人因由博彩中介人或其僱員，代理人或代表人在履行此合同時之行為或其它不法或疏忽之行為而所引致之訴訟、索償、損失、法律行動或責任。

H. To hold VML, its affiliates, employees, officers, directors, and its agents harmless and indemnify them for any claims, demands, damages, actions or liabilities arising from the Gaming Promoter's performance of this Agreement, or any unlawful or negligent acts of the Gaming Promoter or its employees, agents, or representatives.

I. 博彩中介人負責準時協調及以電話或傳真方式傳送所有關於博彩者所需服務只要求給予威尼斯人的指定人員，以便適當地作出安排。

I. To be responsible for and to coordinate and communicate in a timely manner, via telephone or fax, all information regarding patron's desired accommodations to the appropriate designated personnel at VML.

J. 未經威尼斯人明確批准，博彩中介人無權發予信貸或免費服務津貼給博彩者，並需遵守威尼斯人之有關博彩政策及規條，包括但不只限於信貸或免費服務津貼的政策及規條。

J. Gaming Promoter shall have no authority to issue credit or complimentaries to patrons unless otherwise expressly authorized by VML, and shall comply with all policies and regulations of VML regarding Gaming Promoter's operations, including but not limited to, credit and complimentaries.

K. 博彩中介人只能在遵守法律法規的前提下方可進行向博彩者的貨款之收集。

K. To collect monies from patrons in compliance with all applicable laws.

L. 博彩中介人必須遵守由威尼斯人作出有關營銷及促銷的指令及指示，以及由威尼斯人安排投資者參觀威尼斯人屬下設施，如欠缺上述指示或指令，將以最有利雙方利益的原則作出有關行為。

L. The Gaming Promoter will comply with all directions and instructions given by VML in relation to the marketing and promotions of VML and the arrangement of patron's to visit VML facilities and, in the absence of any such directions or instructions in relation to any particular matter, will act in a manner which is most beneficial to the interests of both Parties.

M. 博彩中介人承諾不於威尼斯人或其屬下賭場的主要博彩區域及/或其屬下的貴賓博彩區域拉攏賭場客人。

M. The Gaming Promoter undertakes not to solicit casino players from VML's or its affiliate casinos' main gaming floors and/or from VIP Gaming areas of other VML properties.

N. 博彩中介人承諾不得進行任何可能對威尼斯人業務運作、營運或財務狀況造成不利影響的活動。

N. The Gaming Promoter must not undertake any activities which may cause an adverse effect on any businesses, operations or financial conditions of VML.

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O. 博彩中介人必須定期與威尼斯人代表會面以就博彩中介人的各項博彩中介活動，包括具潛質的博彩中介人以及博彩中介市場運作狀況的詳細資料作出建議。

O. The Gaming Promoter must meet with VML representative(s) periodically to advise VML of the Gaming Promoter's promotional activities including details of key potential players and full information on the state of the market for junket arrangements.

P. 博彩中介人須立即知會威尼斯人所有由博彩中介人的客戶或投資者所作出的投訴，以及迅速地就有關投訴作出調查及跟進並將有關調查結通知威尼斯人。威尼斯人有權決定聯同有關博彩中介人或獨立就投訴作出調查。任何就投訴所作之行動將先由雙方同意後作出。

P. The Gaming Promoter will immediately notify VML of any and all complaints made by Gaming Promoter's players and patrons and will promptly and diligently investigate and report on the complaint to VML. VML will be entitled to investigate any such compliant either in conjunction with the Gaming Promoter or independently if it so decides. Any action to be taken in respect of any complaints will first be agreed between the Parties.

Q. 博彩中介人須遵守所有適用的反洗黑錢法例。

Q. The Gaming Promoter shall comply with all applicable anti-money laundering laws.

R. 博彩中介人進一步保證遵守經<<第 27/2009 號行政法規>>修改的<<第 6/2002 號行政法規>>，有關行政法規規定若博彩中介人接受任何金額高於 2009 年 9 月 22 日生效之<<第 83/2009 號經濟財政司司長批示>>所定上限之佣金或其他報酬，或收取以不被前述批示所容許之方式作出的給付，澳門特別行政區政府將有權向有關博彩中介人作出處罰，當中包括金額爲澳門幣拾萬至伍拾萬元正之罰款，以及中止或取消其博彩中介人牌照之處罰。

R. The Gaming Promoter further warrants that it shall comply with *Administrative Regulation no. 6/2002*, as amended by *Administrative Regulation no. 27/2009*, that provides if a Gaming Promoter accepts commissions or other remunerations with a value higher than the maximum amount fixed by *Order of Secretary of Economy and Finance no. 83/2009*, effective September 22, 2009, ("*Order no. 83/2009*"), or accepts the payments in the form not allowed by *Order no. 83/2009*, the Macau government may impose penalties on the Gaming Promoter including fines in the amount of MOP100,000.00 to MOP500,000.00, and a suspension or cancelation of its license.

S. 博彩中介人須進行內部控制措施並採取一切必要行動以確保其董事、管理層、僱員及承包商遵守<<第 83/2009 號經濟財政司司長批示>>及經<<第 27/2009 號行政法規>>修改的<<第 6/2002 號行政法規>>及博彩監察協調局的指示，以及所有其他適用於澳門博彩中介人的規則和規定。

S. The Gaming Promoter shall introduce internal control measures and take all action required to ensure that its director, officers, employees, contractors comply with *Order no. 83/2009*, and *Administrative Regulation 6/2002*, as amended by *Administrative Regulation no. 27/2009*; all *DICJ Instructions*;, and all other Rules and Regulations applicable to gaming promoters in Macau.

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簡簽/Initial: [signature]

2. 威尼斯人之責任
2. Obligations of VML

威尼斯人在此同意：
VML hereby agrees:

A. 確實由博彩中介人或其博彩者每月轉碼賬戶資料準確完整。
A. To verify accounting of all monthly rolling transactions by Gaming Promoter, or its players, to ensure accuracy and completeness of the data.

B. 威尼斯人須最遲於每月十日向博彩監察協調局送交一份詳細列明於上一月份支付予每一博彩中介人的佣金或其他報酬數額的報表及已作就源扣繳的稅款的報表，並附同核實有關計算及支付所需的一切資料。
B. VML shall no later than the 10th of each month send to the DICJ a detailed calculation of the commissions or other remuneration VML has paid the Gaming Promoter in the previous month, and the amounts of tax withheld, if any, together with all the information needed to verify the calculations and payments.

C. 依據現行威尼斯人指定之程序及方法對博彩中介人提交之博彩者或博彩團賬戶作出評估及評價，從而決定其投注額或轉碼紀錄。雙方同意威尼斯人是有權單獨及專屬地作出對博彩者之投注額的評估決定。
C. To evaluate and rate, at its discretion, the casino play and/or rolling record of the junket group/players submitted on Gaming Promoter accounting, utilizing the procedures and method for evaluating patrons which are at that time effective at VML. The parties further agree that VML has the sole and exclusive responsibility and discretion in determining a patron's casino rating.

D. 提供予博彩中介人和其員工之出入/身份證章，但該等證章只可在本合同服務範圍內使用，不得作其他任何用途。
D. To provide, at VML's discretion, badges to only be used by Gaming Promoter and its employees in connection with the services to be rendered by Gaming Promoter hereunder and for no other purpose.

3. 佣金支付
3. Compensation

雙方同意博彩中介人將根據<<第83/2009號經濟財政司司長批示>>受到保障，有關批示規定博彩中介佣金或其他任何方式的博彩中介業務報酬之最高上限爲投注總額（net rolling）的1.25%，不論有關計算基礎爲何，及根據博彩監察協調局的指引規定，將根據以下之附屬文件之條款及條件來支付佣金給博彩中介人。兩方得知及同意此附屬文件將可由威尼斯人獨自及隨時修改或修訂。所有修改或修訂將於通知博彩中介人日期起五日後生效。

The Parties do hereby agree that Gaming Promoter will be compensated in accordance with *Order no. 83/2009*, which provides the maximum commission for gaming activity of promotion of games at One Point Two Five Percent (1.25%) of the total stake (net rolling), no matter what their basis of calculation is, and all *DICJ Instructions*; and under the terms and conditions set forth in the Exhibit(s) attached hereto. It is understood and agreed that the

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Exhibit(s) may be amended by VML from time to time and in its sole discretion. Any such amendment(s) will be effective five (5) days after notice is given to Gaming Promoter.

4. 主要合約條件
4. Key Terms

A. 除非根據有關條件提前結束本合同以外，本合同由簽署日起開始生效並且有效期期限爲1年(最初期限)，屆滿最初期限或該期限後，本合同將被視爲自動繼續生效且每個期限爲1年，任何一方欲終止本合同，得在最初期限或相關續約期限屆滿前30日以書面形式通知另一方。但本合同之條款只在博彩監察協調局（"DICJ"）對博彩中介人之牌照作出確定性批准後才會被視爲生效及繼續有效。萬一牌照或其續期被DICJ在任何時候拒絕或否定時，本合同將自動變爲無效和作廢。

A. This Agreement shall be effective upon execution, and shall continue in full force and effect for a period of one (1) year (the "Initial Term"), unless earlier terminated in accordance to the terms provided herein. At the expiry of the Initial Term, the term of the Agreement shall automatically renew for one (1) year terms, unless either party gives the other party written notice of non-renewal thirty (30) days prior to the expiration of the Initial Term or applicable renewal term. The terms shall be deemed valid conditioned upon the approval of Gaming Promoter's license and the subsequent renewal of such license by the DICJ. Should the registration or renewal be denied or the previously granted license be revoked by DICJ, this Agreement shall automatically become null and void.

B. 博彩中介人最終需負責支付所有有關從博彩中介人項目中產生的稅款。威尼斯人將根據澳門政府博彩稅收第16/2001第29項的規定從博彩中介人佣金上於結帳時扣繳有關政府稅額。

B. Gaming Promoter shall ultimately be responsible for all taxes arising from the Gaming Promoter's program herein. VML will withhold government taxes from the Gaming Promoter's compensation at settlement, as required by Law 16/2001, Article 29, and gaming regulations.

C. 假若博彩中介人不向博彩監察協調局申請有關准照批文或資格評估手續或不給予博彩監察協調局應有的合作或沒獲得或保持有關牌照時，威尼斯人有權立即終止本合同而無須負上任何責任或職責。

C. VML shall have the right to terminate this Agreement immediately without further liability or obligation of any kind whatsoever in the event that the Gaming Promoter does not submit to any licensing or qualification proceedings to DICJ, or fails to cooperate with respect thereto, or fails to qualify or obtain or maintain any required license.

D. 不論以上有關條款的文字，合同有效期間內任何一方可以於30天預先書面通知其中一方後無條件或原因下隨時終止此合同。

D. Notwithstanding any other language herein, either party may terminate this Agreement at any time without cause, upon thirty (30) days advance written notice to the other party.

E. 不行使或延遲行使任何屬於威尼斯人的權力或權利，並不視爲放棄該權力或權利，任一權力或權利的行使並不排除有關權利的進一步行使，或行使任何其他權力

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或權利。任何根據本協議訂定屬於威尼斯人的權力或權利，只能以書面形式放棄並須由每一方簽署作實。

E. The non-exercise of or delay in exercising any power or right of VML does not operate as a waiver of that power or right, nor does any single exercise of a power or right preclude any other or further exercise of it, or the exercise of any other power or right. Any power or right VML has under this Agreement may only be waived in writing, and signed by each party.

5. 獨立承包商

5. Independent Contractor

博彩中介人在簽署此合同時聲明及同意其將以獨立承包商名義（非僱員身份）而爲威尼斯人提供所有服務。因此，在此合同下，博彩中介人不是亦不得聲稱爲威尼斯人或任何威尼斯人的相關聯企業機構之僱員。同時，博彩中介人亦無權收受任何專門賦予威尼斯人或威尼斯人的相關聯企業機構之法定或約定僱員利益。此外，博彩中介人聲明及承諾其履行此合同將不違犯博彩中介人其他服務之協議或責任。博彩中介人不得擁有或表示擁有任何以威尼斯人澳門股份有限公司、其娛樂場或其相關聯企業機構名義或可引起其需負責任下而代表或以威尼斯人之名義答應或提供信貸或簽署任何合約的授權，除在獲得威尼斯人之特殊書面批准以外。

By entering into this Agreement, the Gaming Promoter acknowledges and agrees that Gaming Promoter's services will be provided to VML as an independent contractor only, and not as an employee. Thus, Gaming Promoter shall not and will not claim to be, an employee of VML or its affiliate corporations under this Agreement, and Gaming Promoter shall not be entitled to receive any of the statutory or contractual benefits typically provided to employees of VML or its affiliates. Further, Gaming Promoter represents and warrants that the execution or performance of this Agreement does not constitute a breach of any other agreement or obligation for Gaming Promoter's services. Furthermore, Gaming Promoter shall not have, and shall not represent as having, any authority to make contracts in the name of or binding on Venetian Macau Ltd., VML Casinos, or its affiliates, or to pledge VML's credit or to extend credit in the VML's name, unless otherwise expressly and specifically authorized in writing by VML.

6. 保密資料

6. Confidential Information

所有對關於威尼斯人商務及威尼斯人顧客之資料，包括但不只限於所有博彩或酒店營運之有關數據、數字、計劃、預算、合同、客戶名單及會計程序（以下稱爲"保密資料"）博彩中介人應作出保密及視之爲威尼斯人之商業秘密。博彩中介人需作永久保密及不可透露給第三者有關任何保密資料。博彩中介人亦無權保留此等保密資料，威尼斯人可獨自決定因服務及佣金原因重新分配其博彩者名單。博彩中介人必須在終止此合同後馬上交還所有博彩者名單給威尼斯人。博彩中介人必需保密所有由威尼斯人提供之資料或博彩中介人在履行其服務中從各方面所得到有關威尼斯人商務、博彩者或博彩者名單之資料。博彩中介人於任何時間不可透露給第三者有關任何部分或全部保密資料。此條款於合同結束後仍然生效。博彩中介人更進一步同意威尼斯人在此合同內所支付之佣金是博彩中介人履行此合同條件之適當報酬。

簡簽/Initial: [signature]　　　　簡簽/Initial: [signature]

All information regarding patrons and the business affairs of VML including but not limited to all gaming or hotel related data, figures, projections, estimates, agreements, patron lists, and accounting procedures (the "Confidential Information") shall be considered and kept by Gaming Promoter as private and confidential and a trade secret of VML. Gaming Promoter shall keep forever confidential and not divulge to any third persons any Confidential Information. Gaming Promoter shall have no right to such information, and VML may reassign patron lists for the purpose of servicing and commissions, at its sole discretion. Gaming Promoter agrees to provide all patron lists to VML immediately upon termination of this Agreement. The Gaming Promoter must keep confidential such information as VML may, from time to time, impart to Gaming Promoter, or which Gaming Promoter may obtain from any source while performing services under this Agreement, regarding VML's business affairs, patrons and patron lists. Gaming Promoter will not, in whole or in part, now or at any time, disclose any of that information to third parties. This provision shall survive the termination of this Agreement. Gaming Promoter further agrees that the compensation paid by VML hereunder is adequate consideration for Gaming Promoter's duty to comply with the provisions contained herein.

博彩中介人承認如違反、違犯或不遵從此保密條款會給威尼斯人造成即時及不可修補的損失和損害；而該損失或損害之金額是難以評估及不能準確地計算。因此博彩中介人同意及承認如有上述之行動或因行爲疏忽或故意導致或可能引起保密資料被不當或無授權下透露時，則威尼斯人除根據有關法定或公正原則索償外並有權即時獲得法庭禁止令使博彩中介人停止其行爲及禁止博彩中介人繼續使用保密資料，同時，要求博彩中介人將所有保密資料即時交還給威尼斯人（包括所有文本及電子文件）。博彩中介人必須進一步賠償所有因威尼斯人於強制執行此條款或因博彩中介人不當透露保密資料而引起之任何損失、費用及支出，包括但不限於合理之律師費。

Gaming Promoter acknowledges that any breach, violation or evasion of any of the terms of this Provision will result in immediate and irreparable injury and harm to VML, and will cause damage to VML in amounts that are difficult to ascertain and that cannot be precisely measured. Accordingly, Gaming Promoter agrees and acknowledges, that in the event of any action or omission by the Gaming Promoter which results in or may tend to cause the unauthorized or improper disclosure of any Confidential Information, VML shall, in addition to any other rights or remedies at law or in equity, be entitled to obtain immediate injunctive relief enjoining such conduct on the part of Gaming Promoter, which prohibits Gaming Promoter from further using of the Confidential Information, and which requires the immediate return of all such Confidential Information (including without limitation all documentary and electronic copies thereof) to VML. Gaming Promoter shall further reimburse VML for all of the damages, costs, and expenses, including without limitation reasonable attorneys' fees, which VML may sustain in connection with efforts to enforce this provision, or as a result of any unauthorized disclosure of Confidential Information by the Gaming Promoter.

7. 特權持牌商業
7. Privileged License Business

博彩中介人承認威尼斯人商務需經過政府簽發之特權牌照方可進行。如任何政府部門指示威尼斯人終止其與博彩中介人之商務關係，或威尼斯人有理由認爲該博彩中

簡簽/Initial: Mok　　　　簡簽/Initial:

介人或其僱員或代理人參與任何可損害此特權牌照之活動時，威尼斯人則有權在書面通知後終止與博彩中介人的合同，並無需負上任何責任。博彩中介人承認因威尼斯人業務屬於特權牌照商務，威尼斯人必須進行有關適當之背景調查。博彩中介人同意在有關調查中提供合理及必要的合作，如威尼斯人不滿意該調查結果，威尼斯人有權在給予博彩中介人預先書面後通知終止此合同，並無需負任何責任。

Gaming Promoter acknowledges that VML is a business existing pursuant to privileged business licenses issued by governmental authorities. If VML is directed to cease business with Gaming Promoter by any such authority, or if VML in good faith believes that the Gaming Promoter, or any of its employees or agents, is engaged in any activities which jeopardize the privileged licenses, VML shall have the right to terminate this Agreement by written notice to Gaming Promoter without further liability. Gaming Promoter acknowledges that as a result of VML being a licensed business, VML is required to conduct appropriate due diligence inquiries. Gaming Promoter agrees to cooperate as reasonably necessary in VML inquiry in this regard, and should the results of such due diligence inquiry be unsatisfactory to VML, it shall have the right to terminate this Agreement upon notice and without any further liability.

8. 取消

8. Cancellation

除上述第4號條文D款中以30天終止合同條件以外，如澳門博彩監察協調局認爲博彩中介人的背景條件不適合，則此合同亦將自動取消及終止，除博彩監察協調局另外許可以外。如博彩中介人在履行合同責任中有不誠實行爲、嚴重過失、故意的不當行爲等，或有違反此合同內任何條件，或威尼斯人認爲繼續此合同會嚴重地影響威尼斯人與其相關聯企業機構或與任何政府部門之關係時，則威尼斯人亦無需作任何預先通知情況下可提前終止此合同。

In addition to the thirty (30) day termination provision stated in Paragraph 4(D) above, this Agreement shall automatically terminate upon a finding of Gaming Promoter's unsuitability by the DICJ, unless the Bureau orders otherwise. VML also may terminate this Agreement, without prior notice, in the event of dishonesty, gross negligence or willful malfeasance in the performance of Gaming Promoter's duties and obligations, or the breach of any of the terms of this Agreement by the Gaming Promoter, or a determination by VML that continuation of this Agreement may have a materially adverse affect upon the gaming sub-concessions and/or gaming licenses held by VML or any of its affiliates and the relationship between VML or any of its affiliates and any government agency or gaming regulator.

9. 轉讓

9. Assignment

博彩中介人未獲得威尼斯人書面同意前，無論是本合同或本合同所產生的任何權利或義務均不得被博彩中介人轉讓、委託、或以其他方式，全部或局部轉讓；威尼斯人亦可在無原因或理由下拒絕同意轉讓或委託。同時，在未獲得威尼斯人書面同意時，本合同並不予以任何權利或利益給任何博彩中介人破產案中之受託人、財產業管理人、或其他繼承人無論該等人士是由法律或其他方式受任或繼承。任何未經威尼斯

簡簽/Initial: [signature]　　　　簡簽/Initial: [signature]

人同意的分配、委託、或轉讓本合同或其任何權利或義務的企圖將導致本合同無效及被廢止。

Neither this Agreement nor any rights or obligations hereunder may be assigned, delegated, or otherwise transferred by Gaming Promoter in whole or in part without the prior written consent of VML, nor shall this Agreement inure to the benefit of any trustee in bankruptcy, receiver, or other successor of Gaming Promoter whether by operation of law or otherwise without VML's consent. Any attempts by Gaming Promoter to assign, delegate, or transfer this Agreement or any rights or obligations hereunder without such consent shall be null and void and of no force and effect.

10. 商標及商號

除非獲得威尼斯人書面同意，博彩中介人不得以威尼斯人或其子公司或任何關聯公司的商標、商號、口號及標誌作登記。

10. Trade Marks and Trade Names

The Gaming Promoter will not seek to register or use any trade marks, trade names, slogans or logos of VML, its subsidiaries or affiliates, unless authorized in writing by VML.

11. 適用法律及管轄權

11. Governing Law and Jurisdiction

有關此合同之任何糾紛需根據澳門法律由有管轄權之法院作出裁決。

Any dispute involving this Agreement will be adjudicated by a court of competent jurisdiction in Macau, and shall be governed by the Macau Law.

12. 通告

12. Notice

任何根據本合同而需要或允許發出的通告均須以書面方式爲之，以專人遞交方式或在預先付足郵資、寫上以下地址投遞後或交到澳門郵政當局七十二 (72) 小時後，均被視爲已發出：

Any notice required or permitted to be given pursuant to this Agreement shall be in writing and be deemed given when personally delivered or seventy-two (72) hours after being deposited in the Macau mail, postage prepaid, addressed as follows:

通知：	威尼斯人澳門股份有限公司 澳門氹仔望德聖母灣大馬路 澳門威尼斯人度假村酒店行政辦公室二樓 國際市場發展副總裁 晨富棋收
Notice to:	International Marketing Department Venetian Macau Ltd,. dba VML Casino Estrada da Baía de Nossa Senhora da Esperança, The Venetian Macao Resort Hotel, Executive Offices – L2, Taipa, MACAU SAR, P. R. CHINA Attn: Steve Chan, International Marketing Vice President

簡簽/Initial: Mak　　　　簡簽/Initial

一份副本送呈：	威尼斯人澳門股份有限公司 澳門氹仔望德聖母灣大馬路 澳門威尼斯人度假村酒店行政辦公室二樓 總法律顧問
with a copy to:	Venetian Macau Limited Estrada da Baía de Nossa Senhora da Esperança, The Venetian Macao Resort Hotel, Executive Offices – L2, Taipa, MACAU SAR, P. R. CHINA Attn: General Counsel
通知博彩中介人：	姓名： **莫志雄, 黃漢明** 地址： 君皇博彩中介業務有限公司 澳門氹仔潮州街53號匯景花園第一座14樓B座
Notice to Gaming Promoter:	Print Name: Mok, Chi Hung & Wong, Hon Meng Address: Sociedade De Promoção De Jogos Imperador, Limitada Rua de Chiu Chau, nº 53, Edifício Wui Keng Garden, Torre I, 14º andar B, Taipa, Macau

13. 合同整體

13. Entire Agreement

此合同和及附屬文件及"提供信貸許可書"是博彩中介人及威尼斯人之間整體協議及承諾，其包括和取代所有現時及先前有關之協議。除附屬文件以外，此合同只在經雙方書面同意後方可作出修改。附屬文件則只需根據合同之第三號條文作出修改。

This Agreement and the Exhibit(s) attached hereto, which is hereby incorporated by reference into this Agreement, as well as "The Authorization to Extend Credits", sets forth the entire understanding between Gaming Promoter and VML, and incorporates and supersedes all prior and contemporaneous agreements and understandings with respect thereto. This Agreement may only be amended by subsequent writing signed by both parties, except for the Exhibit(s), which may also be amended pursuant to Paragraph 3 above.

14. 管制語言

14. Controlling Language

雙方同意，本合同以英語爲適用之語言。每一方充分理解此合同上的書面適用之語言爲英語。若此協議之中英版本有任何差異之處，英文版本爲最終決定。若由澳門特別行政區法院所需 ，各方一致同意，威尼斯人可自行選擇獲取此合同的葡文翻譯／翻本。

The parties agree that the controlling language of this Agreement shall be English. Each party fully understands this Agreement as written in the controlling language of English. If there is any discrepancy between the English and Chinese version of this Agreement, the

簡簽/Initial: Mok

簡簽/Initial: ______

English version shall prevail. If required by the courts of Macau (SAR), the parties agree that VML may, at its sole option, obtain a Portuguese translation of this Agreement.

博彩中介人 GAMING PROMOTOR	威尼斯人澳門股份有限公司 VENETIAN MACAU S.A.
Mok chi hung 簽名 / 職銜 Signature / Title	簽名 / 常務董事 Signature / Managing Director
正楷姓名 / 博彩中介人公司名稱 Print Name / Gaming Promoter Company	正楷姓名 Print Name
日期 Date	日期 Date

簡簽/Initial: Mok

簡簽/Initial

編號 264 手續費:$20.00

本人根據身份證明局於 07/02/2006 發出的編號為 5051139(3)的澳門永久性居民身份證的記錄樣本對照認定後面莫志雄 MOK. CHI HUNG 的簽名，同時透過其出示的商業及動產登記局於 05/10/2010 發出的證明證實簽署人是"君皇博彩中介業務有限公司"，葡文為"SOCIEDADE DE PROMOÇÃO DE JOGOS IMPERADOR, LIMITADA"的行政管理機關成員，並有權作出該行為。

澳門，於2010 年 12 月 16 日

第二公證署助理員，

梁錦潮 Leong Kam Chio

第 二 公 證 署

Segundo Cartório Notarial

憑單印花稅已徵納:澳門幣$20.00

Imposto de Selo pago por verba: MOP$________

公證認定編號 264 日期

Reconhecimento Nº ____ de 16/12/2010

工作人員

O funcionário

CARTÓRIO DO NOTÁRIO PRIVADO LUÍS CAVALEIRO DE FERREIRA

Reconheço a assinatura retro de **FERREIRA, ANTÓNIO** 胡 順 謙, por confronto com a assinatura aposta no Bilhete de Identidade de Residente Permanente de Macau nº5010334(0), emitido em 21 de Julho de 2006, pela Direcção dos Serviços de Identificação, cuja pública-forma me foi exibida, como Administrador-Delegado e em representação da **"VENETIAN MACAU, S.A."**, qualidade e poderes para este acto que verifiquei pela pública-forma de uma acta da reunião do Conselho de Administração da sociedade, realizada em 14 de Janeiro de 2009 e por uma certidão emitida em 18/11/2010, pela Conservatória dos Registos Comercial e de Bens Móveis, que me foram exibidas.

Conta nº 320 $14,00

Macau, 31 de Dezembro de 2010.

O Notário,

VML/Credit/2011

提供信貸許可書

AUTHORIZATION TO EXTEND CREDITS

本協議於2010年__月___日簽訂， 立約人爲: **威尼斯人澳門股份有限公司** (以下簡稱"威尼斯人")，及**君皇博彩中介業務有限公司**，(以下簡稱 "博彩中介人")。

This Agreement, made this 9th day of December of 2010, is entered by and between **VENETIAN MACAU S.A.**, (hereinafter "VML"), and **SOCIEDADE DE PROMOÇÃO DE JOGOS IMPERADOR, LIMITADA** (hereinafter "Gaming Promoter").

茲證明:

WITNESSETH:

鑑於威尼斯人澳門股份有限公司是根據澳門(特別行政區)法律正式批准的博彩營運特許權轉承批人，法人住址設於澳門氹仔望德聖母灣大馬路，澳門威尼斯人度假村酒店行政辦公室二樓：及，

WHEREAS, Venetian Macau Ltd. is a sub-concessionaire duly authorized under the laws of Macao (SAR), and maintains its registered office at Estrada da Baía de Nossa Senhora da Esperança, The Venetian Macao Resort Hotel, Executive Offices – L2, Taipa, MACAU SAR, P. R. CHINA; and,

鑑於博彩中介人是一間在本澳合法註冊公司，澳門氹仔潮州街 53 號匯景花園第一座 14 樓 B 座。

WHEREAS, Gaming Promoter is a Macau registered company with its business address at Rua de Chiu Chau, nº 53, Edifício Wui Keng Garden, Torre I, 14° andar B, Taipa, Macau.

現由於和考慮到上述詳細情況、雙方的承諾、聲言、協商、保證及以下所提出的約定，威尼斯人與博彩中介人同意盡力及誠懇地行事及遵守以下條款：

NOW, THEREFORE, for and in consideration of the foregoing recitals and the mutual promises, representations, understandings, undertaking and agreements hereinafter set forth, VML and Gaming Promoter hereby agree to act in good faith and to abide by the following provisions:

1. 博彩中介人獲准在威尼斯人轄下娛樂場內進行爲博彩或個別賭博用途提供貸款之活動。該些推廣博彩及提供信貸之活動只准許在威尼斯人特別的批准之地點內進行。

1. Gaming Promoter is authorized to conduct credit extension activities at VML casino(s) for games or individual betting. The activities of games promotion and credit extension shall be allowed only in the location(s) as specifically authorized by VML.

2. 上述提供信貸之活動必須由博彩中介人本身以自己的名義進行及不得進行任何可能對威尼斯人或其有關聯公司有損害之活動。

2. The credit extension activities mentioned above shall be conducted by the Gaming

簡簽 Initial

簡簽 Initial

Promoter under his/her own name, and the Gaming Promoter shall refrain from any activities that might be detrimental to VML, or its affiliates.

3. 博彩中介人同意遵守所有反洗錢，反賄賂，博彩信貸，和所有由威尼斯人不定期執行的其他適用法律，以及規則和程序。

3. Gaming Promoter agrees to act in accordance with all anti-money laundering; anti-bribery; gaming credit; and all other applicable laws, as well as the rules and procedures that may be implemented from time to time by VML.

4. 本協議將由簽訂之日開始但只在博彩監察暨協調局（"DICJ"）對博彩中介人之牌照作出確定性批准才視爲生效及繼續有效。 萬一牌照或其續期被 DICJ 在任何時候拒絕或否定時， 本協議將自動變爲無效和作廢。

4. The term of this Agreement shall commence on the date of execution conditioned upon the final approval of the Gaming Promoter's license and subject to the continuous renewal of such license by the Macau Gaming Inspection and Coordination Bureau ("DICJ") and shall continue to be valid and in force until the termination of the Gaming Promotion Agreement between parties. Should the Gaming Promoter's licensing process or any subsequent renewal of the license be denied or revoked by DICJ at anytime, this Agreement shall automatically be null and void.

5. 儘管本協議各項條款文字所載，威尼斯人在任何時間於書面通知博彩中介人後均有權即時終止本協議，並不承擔任何責任。

5. Notwithstanding the languages contained herein, VML shall, at all times, have the right to terminate this Agreement immediately without further liability upon advance written notice to the Gaming Promoter.

6. 無論是本協議或本協議所產生的任何權利或義務均不得被博彩中介人轉讓、委託、或以其他方式，全部或局部轉讓。同時，本協議並不予以任何權利或利益給任何博彩中介人破產案中之受託人、財產業管理人、或其他繼承人無論該等人士是由法律或其他方式受任或繼承。任何分配、委託、或轉讓本協議或其任何權利或義務的企圖將導致本協議無效及被廢止。

6. Neither this Agreement nor any rights or obligations hereunder may be assigned, delegated, or otherwise transferred by Gaming Promoter in whole or in part, nor shall this Agreement inure to the benefit of any trustee in bankruptcy, receiver, or other successor of Gaming Promoter whether by operation of law or otherwise. Any attempts to assign, delegate or transfer this Agreement or any rights or obligations hereunder shall render this Agreement null and void and of no force and effect.

7. 雙方同意本協議所牽涉之任何爭議將由在澳門特別行政區內具管轄權之法院審理及受澳門法律所規範。

7. Both parties agree that any dispute involving this Agreement will be adjudicated by a

簡簽 Initial ____ 簡簽 Initial ____

court of competent jurisdiction in Macau Special Administrative Region and shall be governed by the Macau Law.

8. 雙方同意，本協議以英語爲控制語言。每一方充分理解此協議上的書面控制語言爲英語。若此協議之中英版本有任何差異之處，英文版本爲最終決定。若由澳門特別行政區法院所需 ，各方一致同意，威尼斯人可自行選擇獲取此協議的葡文翻譯／翻本。

8. The parties agree that the controlling language of this Agreement shall be English. Each party fully understands this Agreement as written in the controlling language of English. If there is any discrepancy between the English and Chinese version of this Agreement, the English version shall prevail. If required by the courts of Macau (SAR), the parties agree that VML may, at its sole option, obtain a Portuguese translation of this Agreement.

9. 任何根據本協議而需要或允許發出的通告均須以書面方式爲之，以專人遞交方式或在預先付足郵資、寫上以下地址投遞後或交到澳門郵政當局七十二 (72) 小時後，均被視爲已發出：

9. Any notice required or permitted to be given pursuant to this Agreement shall be in writing and be deemed given when personally delivered or seventy-two (72) hours after being deposited in the Macau Mail, proper postage prepaid, addressed as follows:

通知：

威尼斯人澳門股份有限公司
澳門氹仔望德聖母灣大馬路
澳門威尼斯人度假村酒店行政辦公室二樓
國際市場發展副總裁 晨富棋收

Notice to:

International Marketing Department
Venetian Macau Ltd. dba VML Casino
Estrada da Baía de Nossa Senhora da Esperança,
The Venetian Macao Resort Hotel, Executive Offices – L2,
Taipa, MACAU SAR, P. R. CHINA
Attn: Steve Chan, International Marketing Vice President

一份副本送呈：

威尼斯人澳門股份有限公司
澳門氹仔望德聖母灣大馬路
澳門威尼斯人度假村酒店行政辦公室二樓
總法律顧問收

with a copy to:

Venetian Macau Limited
Estrada da Baía de Nossa Senhora da Esperança,
The Venetian Macao Resort Hotel, Executive Offices – L2,
Taipa, MACAU SAR, P. R. CHINA
Attn: General Counsel

通知博彩中介人：

姓名： 莫志雄, 黃漢明
地址： 君皇博彩中介業務有限公司

簡簽 Initial

簡簽 Initial

澳門氹仔潮州街 53 號匯景花園第一座 14 樓 B 座

Notice to Gaming Promoter:

Print Name: Mok, Chi Hung & Wong, Hon Meng
Address: Sociedade De Promoção De Jogos Imperador, Limitada
Rua de Chiu Chau, nº 53, Edificio Wui Keng Garden, Torre I, 14° andar B, Taipa, Macau

博彩中介人 **GAMING PROMOTER**	**威尼斯人澳門股份有限公司** **VENETIAN MACAU S.A.**
Mok chi hung **簽名 / 職銜** **Signature / Title**	**簽名 / 常務董事** **Signature / Managing Director**
正楷姓名 / 博彩中介人公司名稱 **Print Name / Company**	**正楷姓名** **Print Name**
日期 **Date**	**日期** **Date**

(本協議一式三份，全部爲原件，由雙方簽署及簡簽後生效)
(This Agreement is to be executed in 3 originals duly signed and initiated by the parties).

簡簽 Initial Mok

簡簽 Initial

編號 260 手續費:$20.00

本人根據身份證明局於 07/02/2006 發出的編號為 5051139(3)的澳門永久性居民身份證的認證繕本對照核證[illegible]莫志雄 MOK, CHI HUNG 的簽名，同時透過其出示的商業及動產登記局於 05/10/2010 發出的證明證實簽署人為"帝皇博彩中介業務有限公司"，葡文為"SOCIEDADE DE PROMOÇAO DE JOGOS IMPERADOR, LIMITADA" 的行政管理機關成員，並有權作出該行為。

澳門，於2010 年 12 月 16 日

第二公證署助理員

梁錦潮 Leong Kam Chio

第 二 公 證 署

Segundo Cartório Notarial

憑單印花稅已繳納：澳門幣$20.00

Imposto de Selo pago por verba: MOP$________

公證認定編號 260 日期

Reconhecimento Nº _____ de 16/12/2010

工作人員

O funcionário

CARTÓRIO DO NOTÁRIO PRIVADO LUÍS CAVALEIRO DE FERREIRA

Reconheço a assinatura retro de **FERREIRA, ANTÓNIO 胡順謙**, por confronto com a assinatura aposta no Bilhete de Identidade de Residente Permanente de Macau nº5010334(0), emitido em 21 de Julho de 2006, pela Direcção dos Serviços de Identificação, cuja pública-forma me foi exibida, como Administrador-Delegado e em representação da **"VENETIAN MACAU, S.A."**, qualidade e poderes para este acto que verifiquei pela pública-forma de uma acta da reunião do Conselho de Administração da sociedade, realizada em 14 de Janeiro de 2009 e por uma certidão emitida em 18/11/2010, pela Conservatória dos Registos Comercial e de Bens Móveis, que me foram exibidas.

Conta nº 321 $14,00

Macau, 31 de Dezembro de 2010.

O Notário,

附件 A

EXHIBIT A

本附件 A（以下簡稱"此附件"）由**威尼斯人澳門股份有限公司**（以下簡稱"威尼斯人"）與**君皇博彩中介業務有限公司**（以下簡稱"博彩中介人"）共同簽署；所有以下條款將合併成爲各方在此同時或已在先前簽署並執行的博彩中介人合同的不可分割的組成部分。

This Exhibit A (hereinafter "Exhibit") is made between **VENETIAN MACAU S.A.** (hereinafter "VML") and **SOCIEDADE DE PROMOÇÃO DE JOGOS IMPERADOR, LIMITADA** (hereinafter "Gaming Promoter") and shall add to and form an integral part of the Gaming Promotion Agreement (hereinafter "Agreement") currently or previously signed and executed by the parties.

1. 博彩中介人於威尼斯人轄下場所購買籌碼及轉碼的記錄必須透過威尼斯人之轉碼計劃作釐定（即：以"不可自由兌換之籌碼"，又稱"泥碼"的購買量作計算）。每月用以計算博彩中介人佣金之轉碼金額必須按照該博彩中介人於每一個威尼斯人轄下場所[1]內轉碼記錄來單獨計算。博彩中介人於不同威尼斯人轄下場所之轉碼金額不允許互相合併以作爲計算每月佣金或現金紅利之用途，除非由澳門威尼斯人總裁或同等職別以書面形式例外特別批準。

   The Gaming Promoter's casino play in VML properties shall be recorded using the VML rolling chip program (or the "non-negotiable" chips program). Monthly rolling for the purpose of calculating the commission payment each month shall be based on the rolling performance in each VML Property.[1] No combined rolling by Gaming Promoter between different VML properties shall be allowed unless specifically authorized by the President of Macao Properties or its equivalent in writing on an exceptional basis.

2. 泥碼只限投注於威尼斯人所擁有娛樂場之貴賓博彩廳或威尼斯人管理層特別指定之區域。

   Only non-negotiable chips shall be wagered at the VML owned gaming rooms or any other specific areas designed by VML management.

3. 博彩中介人必須在有關客人到達威尼斯人轄下場所之前傳真一份包括該等客人之姓名及護照或身份證號碼之明確資料至威尼斯人國際市場發展部辦公室。如客人之姓名不在博彩中介人所提供之名單上，此客人可能不得參與是次博彩團。此外，博彩中介人或其指定僱員必須陪同客人抵達威尼斯人。在任何情況下，博彩中介人均不得在威尼斯人或其相關聯娛樂場之主博彩區（即中場）內或其它貴賓博彩區內招攬客人。

   Prior to arrival at VML Property, the Gaming Promoter must submit a manifest of all players (including names and passport/ID numbers) via fax to the International Marketing Office located at the VML Property. Players not listed in advance by the Gaming Promoter may not participate in the current trip. Gaming Promoter or its designated staff must accompany players to VML. In no event will the Gaming Promoter solicit casino players from VML's or its affiliate casinos' main gaming floors and/or from VIP Gaming areas of other VML properties.

---

[1] "場所"定義爲澳門威尼斯人股份有限公司所擁有，經營或者控制的任何娛樂場或娛樂設施，但不限於金沙娛樂場，澳門威尼斯人度假村酒店，四季酒店內的百利宮和由澳門威尼斯人在將來經營或者控制的其它任何娛樂場或娛樂設施。

[1] "Property" is defined as any casino or any gaming areas or facilities owned, operated or controlled by Venetian Macau Limited including but not limited to the Sands Casino, Venetian Macao Resort Hotel, The Plaza Macao, and any other casinos or gaming areas or facilities to be operated or controlled by VML in the future.

簡簽 Initial

簡簽 Initial

4. 當簽署博彩中介人協議書時，博彩中介人必須於威尼斯人存入並且全程保持金額不少於 ************************************* 之寄存款項作爲買碼金額。博彩中介人可以任何可接受的金融體系票據、電匯或銀行匯票、有效的旅行支票或上述方式之任何組合及/或威尼斯人管理層根據內部信貸政策和程序批給予博彩中介人之借貸金額作爲寄存款項。如因買碼而將寄存款項提取至低於上述金額時，威尼斯人可隨時要求博彩中介人增加存款，以保持不低於上述要求金額的存款。
Upon the signing of the Agreement, the Gaming Promoter shall place and maintain a front money account with VML in the amount of ************************************* ***************** at all times. The front money deposit can be in form of any acceptable financial instrument, telegraphic transfer or bank draft, valid traveler checks, or any combination of the above and/or in form of junket credit issued by VML management, subject to the internal credit policies and procedures. In the event that the front money deposit is drawn down lower than the amount stated above, then VML may from time to time require the Gaming Promoter to deposit additional funds into the front money account in order to maintain the required balance in the amount stated above.

5. 雙方同意任何先前月份威尼斯人給予博彩中介人之預付款項或賭場信貸金額將可由威尼斯人到期需支付給博彩中介人之佣金中扣除。若此等預付款項或尙未償還之貸款超出威尼斯人需支付給博彩中介人之佣金部分，則威尼斯人可以從寄存款項中抵扣欠付之款項。
The parties further agree that any cash advances made or casino credits extended by VML to the Gaming Promoter during the previous month shall be applied against any commission that may be due from VML to Gaming Promoter at the time of settlement. To the extent such advances or outstanding balances of unpaid credit exceed any commission due from VML to Gaming Promoter; VML may apply all or part of the front money deposit made by Gaming Promoter to this unpaid amount.

6 佣金：威尼斯人將根據博彩中介人每月在**威尼斯人娛樂場**內購買所有泥碼總數之總面值減去其後退還威尼斯人泥碼總數之投注總額(Net Rolling)來計算支付博彩中介人的佣金，佣金的計算方法如下:
Commission: VML shall pay Gaming Promoter a Commission Rate, which will be based on the face value of all non-negotiable chips purchased by Gaming Promoter within the **Venetian Casino** per month, less the amount of non-negotiable chips returned to VML ("Net Rolling"), and shall be calculated as follows:

(i) 如博彩中介人在每月之投注總額(Net Rolling)少於 *********** ********************** ，威尼斯人將支付予博彩中介人相等於 ************ ********* 作爲佣金;或
(i) if the Net Rolling amount generated by Gaming Promoter is less than ********* ** per month, VML will pay Gaming Promoter a monthly Commission Rate equal to ****************************** ; or

(ii) 如博彩中介人在每月之投注總額(Net Rolling)等於或高於 ************** ************************ 但少於 ********************************* ，威尼斯人將支付予博彩中介人相等於 ********************** 作爲佣金;或
(ii) if the Net Rolling amount generated by Gaming Promoter is equal to or greater than ** , but less than ***** ** per month, VML will pay Gaming Promoter a monthly Commission Rate equal to ***************** **************** ; or

簡簽 Initial: Mok

簡簽 Initial:

(iii) 如博彩中介人在每月之投注總額(Net Rolling)等於或高於 ************ ************************ 但少於 *********************************** ，威尼斯人將支付予博彩中介人相等於 ************************ 作爲佣金;或
(iii) if the Net Rolling amount generated by Gaming Promoter is equal to or greater than *** , but less than **** ** per month, VML will pay Gaming Promoter a monthly Commission Rate equal to ************************* ************** ; or

(iv) 如博彩中介人在每月之投注總額(Net Rolling)等於或高於 ************* ********************** ，威尼斯人將支付予博彩中介人相等於 **************** ******* 作爲佣金。
(iv) if the Net Rolling amount generated by Gaming Promoter is equal to or greater than ** per month, VML will pay Gaming Promoter a monthly Commission Rate equal to ************************ ********* .

7. 消費補貼金額：威尼斯人將根據投注總額(Net Rolling)來計算給予博彩中介人消費補貼金額作爲博彩中介人可使用任何威尼斯人內部服務之補貼（例如：威尼斯人轄下酒店套房；威尼斯人經營之餐飲店；威尼斯人內部表演入場券；御匾會服務，御匾會水療及沙龍服務；或者其它由威尼斯人管理層認同之內部服務）以及由威尼斯人內部提供或者經威尼斯人管理層預先批準的外部交通費用，其中包括使用渡輪，禮賓車，直升機及飛機服務之消費補貼金額，消費補貼金額計算方式如下：
Complimentary Credit: VML shall credit the Gaming Promoter a Complimentary Credit if the Net Rolling is used towards any of VML in-house services purchased by Gaming Promoter (such as, VML Resort suites; VML-owned Food & Beverage outlets; VML in-house show tickets; Paiza Club services, Paiza Spa & Salon services or otherwise deemed in-house services by VML management) as well as in-house or outside transportation such as ferry, limo, helicopter, aircraft services as provided by VML or by outside carriers as pre-approved by VML management ("Complimentary Credit"), as follows:

(i) 如博彩中介人在每月之投注總額(Net Rolling)少於 *************** *************************** ，威尼斯人將給予博彩中介人相等 ***************** ******* 作爲消費補貼金額; 或
(i) if the Net Rolling amount used is less than ************************************** ******************* per month, VML will credit the Gaming Promoter a Complimentary Credit amount equal to *********************************** ; or

(ii) 如博彩中介人在每月之投注總額(Net Rolling)等於或高於 ************ ********************** 於 ***************************** ，威尼斯人將給予博彩中介人相等於 ************************ 作爲消費補貼金額;或
(ii) if the Net Rolling used is equal to or greater than ****************************** ************************** but less than ********************************* ********************** per month, VML will credit the Gaming Promoter a Complimentary Credit amount equal to ********************************** ; or

(iii) 如博彩中介人在每月之投注總額(Net Rolling)等於或高於 ************** ********************* 但少於 ******************************** ，威尼斯人將給予博彩中介人相等於 ************************ 作爲消費補貼金額;或
(iii) if the Net Rolling used is equal to or greater than ********************** ****************************** , but less than ************************** ********************** per month, VML will credit the Gaming Promoter a Complimentary Credit amount equal to ******************************** ; or

簡簽 Initial: Mok.　　簡簽 Initial:

(iv) 如博彩中介人在每月之投注總額(Net Rolling)等於或高於 *************************************** ，威尼斯人將給予博彩中介人相等於 *************************** 作爲消費補貼金額。

(iv) if the Net Rolling used is equal to or greater than ** per month, VML will credit the Gaming Promoter a Complimentary Credit amount equal to *****************************.

除非經由威尼斯人管理層特別在此獲另外批準，使用消費補貼金額來支付超出上述以外範圍之其它服務將不被允許。先前月份尚未使用的剩餘消費補貼金額將不可兌換現金，但可以延期在本期之後繼續使用。

Use of the Complimentary Credit towards other services outside of the above scope will not be allowed unless specifically provided herein or otherwise approved by VML management. The unused portion of the Complimentary Credit during the previous month will not be allowed for cash redemption, but can be carried forward to future trips.

8. **每個月份內購買泥碼之最低限額要求**：博彩中介人於任何月份內的泥碼投注總額(Net Rolling)必須不低於每張賭檯 ******************************。博彩中介人每月合計最低轉碼金額要求必須達到與由威尼斯人管理層決定所獲分配賭檯數量的比例要求。如博彩中介人未能達到此每月最低合計轉碼金額要求，威尼斯人將有權對博彩中介人徵收有關營運賭檯之營運費用及開支 (勞動工人、公用事物、稅款及其他習慣費用)，威尼斯人並有權以任何佣金抵銷博彩中介人之營運費用及開支，此外，威尼斯人有權獨自決定重新劃分之前分派給博彩中介人的賭檯或者可以終止博彩中介人協議而無需任何理由或承擔任何責任。

   Minimum Monthly Rolling Requirement: The Gaming Promoter shall maintain a minimum Net Rolling of ** of non-negotiable chips per table during each month. The total rolling minimum per month may vary according to the number of tables assigned by VML management. If Gaming Promoter fails to achieve this minimum total rolling requirement, VML will be entitled to assess the operating costs and expenses (labor, utilities, tax, and other customary expenses) associated with operating the tables, and VML shall have the right to off-set these costs and expenses by any commission due to Gaming Promoter. In addition, VML shall also have the right to reduce the number of tables or re-assign Gaming Promoter's pre-assigned tables in its sole discretion, or may terminate the Gaming Promotion Agreement unilaterally without cause or further liability.

9. 威尼斯人澳門股份有限公司保留在任何時候更改或修訂此協議以及博彩中介人合同正本的任何條款之權利。威尼斯人澳門股份有限公司對博彩中介人合同以及相關附件條款的解釋將視爲最終決定。

   VML reserves the right to change or amend, at any time, the terms and conditions of this Exhibit, and or the original Agreement. Furthermore, VML's interpretation of the terms under the Gaming Promotion Agreement, and related Exhibits, shall be considered final.

10. 威尼斯人將在每個月份結束後下個月份開始時對賬核算博彩中介人在該月份內購買所有泥碼之記錄後，每月一次的向博彩中介人支付佣金。

    Once the monthly rolling records have been properly accounted for by VML, VML will pay the commissions stated herein to the Gaming Promoter on a monthly basis at the beginning of the following month immediately after the monthly trip ends.

11. 若本條款之規則及內容的中英版本存有差異，則一切以英文版本之規則及條款爲標準。

簡簽 Initial: [signature]

簡簽 Initial: [signature]

The English version of these Terms and Conditions shall prevail wherever there is a discrepancy between the English and the Chinese versions.

博彩中介人 **GAMING PROMOTER**	**威尼斯人澳門股份有限公司** **VENETIAN MACAU S.A.**
Mok chi hung **簽名 / 職銜** **Signature / Title**	**簽名 / 常務董事** **Signature / Managing Director**
正楷姓名 / 博彩中介人公司名稱 **Print Name / Gaming Promoter Company**	**正楷姓名** **Print Name**
日期 **Date**	**日期** **Date**

(本附件一式三份，全部爲原件，由雙方簽署及簡簽後生效)
(This Exhibit is to be executed in 3 originals duly signed and notarized by the parties)

簡簽 Initial Mok

簡簽 Initial

編號 手續費:$20.00

本人根據身份證明局於 07/02/2006 發出的編號為 5051139(3)的澳門永久性居民身份證的認證繕本對照認證後面莫志雄 MOK, CHI HUNG 的簽名，同時透過其出示的商業及動產登記局於 05/10/2010 發出的證明證實簽署人為"帝皇博彩中介業務有限公司"，葡文為"SOCIEDADE DE PROMOÇÃO DE JOGOS IMPERADOR, LIMITADA" 的行政管理機關成員，並有權作出該行為。

澳門，於2010年12月16日

第二公證署助理員，

梁錦潮 Leong Kam Chio

CARTÓRIO DO NOTÁRIO PRIVADO LUÍS CAVALEIRO DE FERREIRA

Reconheço a assinatura retro de **FERREIRA, ANTÓNIO** 胡順謙, por confronto com a assinatura aposta no Bilhete de Identidade de Residente Permanente de Macau nº5010334(0), emitido em 21 de Julho de 2006, pela Direcção dos Serviços de Identificação, cuja pública-forma me foi exibida, como Administrador-Delegado e em representação da **"VENETIAN MACAU, S.A."**, qualidade e poderes para este acto que verifiquei pela pública-forma de uma acta da reunião do Conselho de Administração da sociedade, realizada em 14 de Janeiro de 2009 e por uma certidão emitida em 18/11/2010, pela Conservatória dos Registos Comercial e de Bens Móveis, que me foram exibidas.

Conta nº 322 $14,00

Macau, 31 de Dezembro de 2010.

O Notário,